UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2012

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2012, Brightcove Inc. and Zebra Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Brightcove Inc. (“MergerCo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zencoder Inc., a Delaware corporation (“Zencoder”), and James Lindenbaum as Securityholders’ Representative. Pursuant to the Merger Agreement, MergerCo will merge with and into Zencoder, with Zencoder remaining as the surviving entity (the “Surviving Entity”) after the merger (the “Merger”). After giving effect to the Merger, Brightcove Inc. will be the sole stockholder of the Surviving Entity. There are no material relationships among Brightcove and Zencoder or any of their respective affiliates or any of the other parties to the Merger Agreement or the related ancillary agreements, other than in respect of such agreements.

At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any shares of capital stock of Zencoder, all issued and outstanding shares of capital stock of Zencoder and outstanding vested options under Zencoder’s 2010 Stock Plan will be converted into the right to receive an aggregate amount of $30.0 million, subject to customary adjustments, including adjustments upward or downward to reflect the working capital of Zencoder as of the close of business on the day immediately prior to the date on which the transactions contemplated by the Merger Agreement are consummated (the “Base Consideration”). The Merger Agreement also provides that $4.6 million of the Base Consideration will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Zencoder’s representations and warranties, covenants, agreements, and losses attributable to certain taxes, and payments due to Brightcove Inc. for certain adjustments to the calculation of the working capital of Zencoder.

The Merger and Merger Agreement were approved by the board of directors of Brightcove Inc., the board of directors and sole stockholder of MergerCo, and the board of directors of Zencoder. The Merger Agreement contains customary representations, warranties, and covenants by each of the parties. The Merger is expected to close in the third quarter of 2012, subject to customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be a complete statement of the parties’ rights under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Brightcove or Zencoder. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Brightcove or Zencoder or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Item 2.02.	Results of Operations and Financial Condition.

On July 26, 2012, Brightcove Inc. issued a press release announcing certain financial and other information for the quarter ended June 30, 2012. The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2012, Brightcove Inc. issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Merger. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of Brightcove Inc., which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Merger does not close. For additional disclosure regarding these and other risks faced by Brightcove Inc., see the disclosures contained in our public filings with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the quarterly period ended March 31, 2012, under the heading Part II, Item 1A “Risk Factors,” available on our website at http://investor.brightcove.com/sec.cfm and on the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 26, 2012, by and among Brightcove Inc., Zebra Acquisition Corporation, Zencoder Inc. and the Securityholders’ Representative named therein.

99.1	Press Release of Brightcove Inc. dated July 26, 2012, including attachments, furnished herewith.

99.2	Press Release of Brightcove Inc. dated July 26, 2012, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b) of Regulation S-K. Brightcove Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2012	Brightcove Inc.

	By:	/s/ Christopher Menard
Christopher Menard Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 26, 2012, by and among Brightcove Inc., Zebra Acquisition Corporation, Zencoder Inc. and the Securityholders’ Representative named therein.

99.1	Press Release of Brightcove Inc. dated July 26, 2012, including attachments, furnished herewith.

99.2	Press Release of Brightcove Inc. dated July 26, 2012, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Brightcove Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.